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                                                         Exhibit (23)(c)

                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1998 included or incorporated by reference in Consumers Energy Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.




                                  /s/ ARTHUR ANDERSEN LLP

Detroit, Michigan,
July 27, 1998.